Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Kenergy Scientific, Inc. (the “Company”), on Form 10-K for the year ending December 31, 2012, as filed with the Securities Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the date indicated below, I, Kenneth P. Glynn, hereby certify, pursuant to and solely for the purpose of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, except for the lack of audited reports, and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 22, 2013 By: /s/ Kenneth P. Glynn

Kenneth P. Glynn

President, Chief Executive Officer

and Chief Financial Officer